UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

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FIRST CENTURY BANCORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CENTURY BANCORP.
807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 17, 2008

June __, 2008

Dear Shareholder:

You are cordially invited to attend our 2008 Annual Meeting of Shareholders of First Century Bancorp., the holding company for First Century Bank, National Association.  At the meeting, we will report on our performance in 2007 and answer your questions.   We sincerely hope that you will be able to attend the meeting, and we look forward to seeing you.

This letter serves as your official notice that the meeting will be held on July 17, 2008 at 11:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia for the following purposes:

1.           To consider and amend Article V. A. of our articles of incorporation to remove staggered terms for the Board of Directors;

2.           To consider and amend Article V. B. of our articles of incorporation to allow removal of directors, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

3.           To consider and amend Article X. A. of our articles of incorporation to allow the following actions upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:  (i) approval of any merger or consolidation; (ii) approval of any sale, lease, transfer or disposition of all or substantially all of our assets or any of our subsidiaries; or (iii) approval of any plan or proposal for the liquidation or dissolution of the Company;

4.           To consider and amend Article XI of our articles of incorporation to allow the bylaws to be altered, amended or repealed by a majority vote of the directors, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

5.           To consider and amend Article XII of our articles of incorporation to allow the articles of incorporation to be altered, amended or repealed upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

6.           To consider and amend Article Three, Section 3.2 of our bylaws to remove staggered terms for the Board of Directors;

7.           To consider and amend Article Three, Section 3.5 of our bylaws to allow removal of directors, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

8.           To consider and amend our 2003 Stock Incentive Plan to increase the number of shares of our common stock authorized to be reserved for issuance under the plan to 750,000 shares and to reflect changes in the Internal Revenue Code and the regulations thereunder since the creation of the 2003 Stock Incentive Plan;

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9.           To consider and elect eight (8) persons to serve on our Board of Directors for a one-year term expiring at the 2009 annual meeting.  If Proposals One and Six, which would remove the staggered terms for members of the Board of Directors, are not approved, the shareholders will consider and elect three (3) persons to serve as Class II Directors for a three-year term expiring in 2011; and

10.         To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has set the close of business on June 12, 2008 as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

We thank you for your support, and we encourage you to review the 2007 Annual Report, which accompanies this proxy statement.  In addition to the 2007 Annual Report, enclosed are the proxy statement and proxy card. Please use this opportunity to take part in the affairs of your company by voting on the business to come before the meeting.  Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy card to us in the envelope provided as soon as possible.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person.  You may revoke your proxy at any time before it is voted.

If you have any questions about the Proxy Statement or our 2007 Annual Report, please call or write us.  On behalf of the Board of Directors of First Century Bancorp., we urge you to vote “FOR” each of the proposals.

Sincerely,

William R. Blanton
President and Chief Executive Officer,
Chairman of the Board of Directors

The date of this document is June 13, 2008 and is first being mailed to the shareholders of First Century Bancorp. on or about June ___, 2008.

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PRELIMINARY PROXY STATEMENT
FIRST CENTURY BANCORP.
807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060
________________________________________________

PROXY STATEMENT FOR 2008 ANNUAL MEETING
________________________________________________

Time and Place of the Meeting

Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on July 17, 2008, at 11:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia, and at any adjournments of the meeting.

Record Date and Mailing Date

The close of business on June 12, 2008 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about June __, 2008.

Proposals to Be Considered

1.           To consider and amend Article V. A. of our articles of incorporation to remove staggered terms for the board of directors;

2.           To consider and amend Article V. B. of our articles of incorporation to allow removal of directors, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

3.           To consider and amend Article X. A. of our articles of incorporation to allow the following actions upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:  (i) approval of any merger or consolidation; (ii) approval of any sale, lease, transfer or disposition of all or substantially all of our assets or any of our subsidiaries; or (iii) approval of any plan or proposal for the liquidation or dissolution of the company;

4.           To consider and amend Article XI of our articles of incorporation to allow the bylaws to be altered, amended or repealed by a majority vote of the directors, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

5.           To consider and amend Article XII of our articles of incorporation to allow the articles of incorporation to be altered, amended or repealed upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

6.           To consider and amend Article Three, Section 3.2 of our bylaws to remove staggered terms for the board of directors;

7.           To consider and amend Article Three, Section 3.5 of our bylaws to allow removal of directors, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast;

8.           To consider and amend our 2003 Stock Incentive Plan to increase the number of shares of our common stock authorized to be reserved for issuance under the plan to 750,000 shares and to reflect changes in the Internal Revenue Code and the regulations thereunder since the creation of the 2003 Stock Incentive Plan;

9.           To consider and elect eight (8) persons to serve on our board of directors for a one-year term expiring at the 2009 annual meeting.  If Proposals One and Six, which would remove the staggered terms for members of the board of directors, are not approved, the shareholders will consider and elect three (3) persons to serve as class II directors for a three-year term expiring in 2011; and

10.         To transact any other business as may properly come before the meting or any adjournments of the meeting.

The board of directors recommends a vote “FOR” each of the proposals

Procedures for Voting by Proxy

If you properly sign, return, and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR each of the proposals and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the board of directors.

You can revoke your proxy at any time before it is voted by delivering to William R. Blanton, our Chief Executive Officer, at 807 Dorsey Street, Gainesville, Georgia 30501, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

As of the close of business on the record date, we had 50,000,000 shares of common stock, no par value, authorized, of which 1,732,458 shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

For Proposal Nine, the election of directors, only those votes actually cast for the election of a director will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval of any matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of capital stock present in person or by proxy and entitled to vote on the matter; provide, however, that Proposals One through Seven require the affirmative vote of at least two-thirds of the then outstanding shares of capital stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

Non-Voting Preferred Stock. As of the close of business on the June 12, 2008, we had 10,000,000 shares of preferred stock, no par value authorized, including 50,000 shares of Series A Preferred Stock of which no shares were issued or outstanding and 100,000 shares of Series B Preferred Stock of which 75,000 shares were issued and outstanding. The Series A and Series B Preferred Stock are not entitled to vote on any of the matters to be presented at the meeting.

Proxy Solicitation

The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL ONE
Amendment of our Articles of Incorporation to remove staggered terms for the Board of Directors

This proposal provides for the amendment of Article V. A. of our articles of incorporation to remove staggered terms for the board of directors.  Our articles of incorporation currently provide that the board of directors shall be divided into three classes, with each class of directors serving a staggered three-year term.  This amendment is designed to remove the staggered terms and provide for the annual election of the entire board.

This amendment to the articles of incorporation is set forth in its entirety in the Fourth Amendment to the Articles of Incorporation of First Century Bancorp., a copy of which is attached as Annex A.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article V. A. to provide for the removal of staggered terms for directors.

PROPOSAL TWO
Amendment to our Articles of Incorporation to allow removal of directors with or without cause upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast

This proposal provides for the amendment of Article V. B. of our articles of incorporation to allow the removal of any director from office at any time, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.  Our articles of incorporation currently provide that any director may be removed from office at any time, but only for cause, by the affirmative vote of the holders of two-thirds of the then outstanding shares of capital stock entitled to vote, unless the removal has been approved by a resolution adopted by at least two-thirds of the directors then in office, in which event the removal shall be approved by a vote of the holders of a majority of the voting power of the then outstanding shares entitled to vote.

This amendment to the articles of incorporation is set forth in its entirety in the Fourth Amendment to the Articles of Incorporation of First Century Bancorp., a copy of which is attached as Annex A.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article V. B. to allow the removal of directors with or without cause upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

PROPOSAL THREE
Amendment of our Articles of Incorporation to allow approval of any (i) merger or consolidation; (ii) sale, lease, transfer or disposition of all or substantially all of our assets or any of our subsidiaries assets; or (iii) any plan or proposal for the liquidation or dissolution of the Company, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast

This proposal provides for the amendment of Article X. A. of our articles of incorporation to allow the following actions upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:  (i) approval of any merger or consolidation of the Company or any of its subsidiaries with or into any other corporation, partnership, person or other entity; (ii) approval of any sale, lease, exchange, transfer or disposition of all or substantially all of the Company’s assets or any of its subsidiaries to or with any other corporation, partnership, person or other entity; or (iii) approval of any plan or proposal for the liquidation or dissolution of the Company.

Our articles of incorporation currently provide that any such merger or consolidation, disposition of assets, or liquidation or dissolution must be approved or authorized by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote.

This amendment to the articles of incorporation is set forth in its entirety in the Fourth Amendment to the Articles of Incorporation of First Century Bancorp., a copy of which is attached as Annex A.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article X. A. to allow the approval of (i) any merger or consolidation of the Company; (ii) any sale, lease transfer or disposition of all or substantially all of the Company’s assets; or (iii) any liquidation or dissolution of the Company, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

PROPOSAL FOUR
Amendment to our Articles of Incorporation to allow the bylaws to be altered, amended or repealed by a majority vote of the directors, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

This proposal provides for the amendment of Article XI of our articles of incorporation to allow the affirmative vote of a majority of the directors then in office, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast, to alter, amend and repeal the bylaws of the Company.  Our articles of incorporation currently provide that any such alteration or amendment to the bylaws must be authorized by the vote of at least two-thirds of the directors then in office, or by the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock entitled to vote.

This amendment to the articles of incorporation is set forth in its entirety in the Fourth Amendment to the Articles of Incorporation of First Century Bancorp., a copy of which is attached as Annex A.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article XI to allow the bylaws to be altered, amended or repealed upon a majority vote of the directors, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

PROPOSAL FIVE
Amendment to our Articles of Incorporation to allow certain provisions of the Articles of Incorporation to be amended upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast

This proposal provides for the amendment of Article XII of our articles of incorporation to allow the provisions set forth in Articles III, IV, V, VIII, X, IX and XII to be altered, amended or repealed upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.  Our articles of incorporation currently provide that any such alteration, amendment or repeal of such Articles must be authorized by the vote of at least two-thirds of the holders of outstanding capital stock entitled to vote.

This amendment to the articles of incorporation is set forth in its entirety in the Fourth Amendment to the Articles of Incorporation of First Century Bancorp., a copy of which is attached as Annex A.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article XII to allow certain provisions of the articles of incorporation to be altered, amended or repealed upon a upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

PROPOSAL SIX
Amendment to our bylaws to remove staggered terms for the Board of Directors

This proposal provides for the amendment of Article Three, Section 3.2 of our bylaws to remove staggered terms for the board of directors.  Our bylaws currently provide that the board shall be divided into three classes, with each class of directors serving a staggered three-year term.  This amendment is designed to remove the staggered terms and provide for the annual election of the entire board.

This amendment to the bylaws is set forth in its entirety in the Amended and Restated Bylaws of First Century Bancorp., a copy of which is attached as Annex B.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article Three, Section 3.2 of our bylaws to provide for the removal of staggered terms for directors.

PROPOSAL SEVEN
Amendment to our bylaws to allow removal of directors with or without cause upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast

This proposal provides for the amendment of Article Three, Section 3.5 of our bylaws to allow the removal of any director from office at any time, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.  Our bylaws currently provide that any director may be removed from office at any time, but only for cause, by the affirmative vote of the holders of two-thirds of the then outstanding shares of capital stock entitled to vote, unless the removal has been approved by a resolution adopted by at least two-thirds of the directors then in office, in which event the removal shall be approved by a vote of the holders of a majority of the voting power of the then outstanding shares entitled to vote.

This amendment to the bylaws is set forth in its entirety in the Amended and Restated Bylaws of First Century Bancorp., a copy of which is attached as Annex B.  We encourage you to read the actual amendment in its entirety.

The board of directors recommends a vote “for” the amendment of Article Three, Section 3.5 to allow the removal of directors with or without cause upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast.

PROPOSAL EIGHT
Amendment to our 2003 Stock Incentive Plan to increase the number of shares of our common stock authorized to be reserved for issuance under the plan and to reflect changes in the Internal Revenue Code and the regulations thereunder, since the creation of the 2003 Stock Incentive Plan

This proposal provides for the amendment of Section 2.2 of our 2003 Stock Incentive Plan (the “Incentive Plan”) to increase the number of shares authorized to be issued under the plan from 125,000 shares of common stock to 750,000 shares of common stock.  In addition, we intend to amend the plan to reflect changes in the Internal Revenue Code and the regulations thereunder.  These amendments are set forth in the marked copy of the Incentive Plan attached as Annex C.  We encourage you to read the actual Incentive Plan in its entirety.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	38,001	$7.04	86,500
Equity compensation plans not approved by security holders	998,068	$4.11	--
Total	1,036,069	$4.22	86,500

Material Features of the Incentive Plan

The Incentive Plan is summarized below.  However, this summary is qualified in its entirety by reference to the text of the Incentive Plan, a marked copy of which is attached hereto as Annex C.

Administration and Eligibility. The Incentive Plan generally provides that a committee of the board of directors (the “Committee”), or if no such Committee is appointed the entire board of directors, subject to Section 16 of the Securities and Exchange Act, may grant either incentive stock options or nonqualified stock options to such officers, directors and employees of the Company as it deems appropriate, in its sole discretion.  The Incentive Plan is intended to provide incentives to officers, directors and employees to stimulate their efforts toward the continued success of the Company, to encourage stock ownership among such participants, and to provide a means of obtaining and retaining key personnel.

Exercise and Duration of Option.  The exercise price of such options, with respect to each grant to a participant who is not an owner of more than ten percent of the total combined voting power of the Company (an “Over 10% Owner”), shall not be less than the fair market value per share (as defined in the Incentive Plan).  The exercise price of such options, with respect to each grant to an Over 10% Owner, shall not be less than 110% of the fair market value per share (as defined in the Incentive Plan).  The term of an option shall be as specified in the applicable stock incentive agreement; provided, however, that no option granted to a participant shall be exercisable after ten years from the date of grant, or after five years with respect to any incentive stock option granted to an Over 10% Owner.

With respect to incentive stock options, if the participant’s service with the Company is terminated for any reason all unexercised options shall expire no later than three months after the date of termination.  If, however, termination is due to death or disability of the participant, the unexercised options will expire after one year.  The Committee may accelerate the time or times at which an option may be exercised by a holder, including, without limitation, upon a change of control (as defined in the Incentive Plan).

Termination and Amendment.  The board of directors may amend or terminate the Incentive Plan without shareholder approval; provided, however, that the board of directors may condition any amendment on the approval of shareholders if such approval is necessary or advisable with respect to tax, securities or other applicable laws.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options. The laws governing the tax aspects of awards are highly technical, and such laws are subject to change.

Nonqualified Options. Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The company will generally be entitled to a deduction equal to such ordinary income at the time that the employee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. The company will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option’s exercise may be used to offset capital gains.

Incentive Stock Options. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock’s fair market value at the time of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by the company continuously from the time of the option’s grant until three months before the option’s exercise and the optionee must not sell the shares until more than one year after the option’s exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. The company will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, the company will be allowed a deduction corresponding to the optionee’s ordinary income.

It is impossible at the present time to indicate specifically the names of persons to whom future options will be granted.

The board of directors recommends a vote “for” the amendment of our 2003 Stock Incentive Plan to increase the number of shares authorized to be reserved for issuance under the plan and to reflect changes in the Internal Revenue Code and the regulations thereunder, since the creation of the 2003 Stock Incentive Plan.

PROPOSAL NINE
Election of Directors

Upon approval of Proposals One and Six which removes the staggered terms for members of the board of directors, each of our current directors has agreed to resign as a member of the board of directors.  Following their resignation, each of our current directors has further agreed to be nominated for election at the annual meeting to serve as a director for a one year term.  Accordingly, subject to approval of Proposals One and Six, which would remove the staggered terms for members of the board of directors, this proposal provides for the election of the following nominees to the board of directors, each to serve as a director until the next annual meeting of shareholders.

The following table shows for the nominee: (a) his or her name; (b) his or her age at December 31, 2007; (c) how long he or she has been a director of the Company; and (d) his or her position(s) with the Company.  The address of each director is 807 Dorsey Street, Gainesville, Georgia 30501.

NAME (AGE)	DIRECTOR SINCE	POSITION WITH FIRST CENTURY BANCORP.

Dr. Wendell A. Turner (50)	2001	Director of Company and the Bank

R.K. Whitehead III (43)	2007	Director of Company and the Bank

William R. Blanton (60)	2007	Director of Company and the Bank

William A. Bagwell, Jr. (37)	2007	Director of Company and the Bank

J. Allen Nivens, Jr. (32)	2007	Director of Company and the Bank

William M. Evans, Jr. (57)	2007	Director of Company and the Bank

Lanny W. Dunagan (56)	2002	Director of Company and the Bank

Gilbert T. Jones, Sr. (71)	2000	Director of Company and the Bank

Background of Directors

William A. Bagwell, Jr.  Mr. Bagwell has been employed by Homestead Investments, LLC, a real estate investment company, since 2005.  Prior to that employment, Mr. Bagwell served from 1999 to 2005 as the vice president of the Greater Hall Chamber of Commerce.  Mr. Bagwell holds a B.S. in Political Science from Presbyterian College.

William R. Blanton.  Mr. Blanton has over 35 years of banking experience.  Mr. Blanton currently serves as chief executive officer of First Covenant Bank in Norcross, Georgia, a de novo bank that commenced operations in September 2006.  Mr. Blanton is also president of CINC Systems, LLC, a software company specializing in software for the banking and non-profit industries, and Accounting Integrators’, LLC a software company specializing in integrating non-profit organizations depository accounts with banks.  In addition, he is the managing member of Terrazza Realty Advisors, LLC and Terrazza Realty Investments, LLC, real estate investment companies.  Prior to First Covenant Bank, Mr. Blanton served in various capacities at First Capital Bank including president and chief executive officer from August 1989 through November 2005, culminating in his serving as First Capital Bank’s vice-chairman and chief financial officer.  Mr. Blanton has also held executive positions with Investors Bank & Trust in Duluth, Georgia and several other community banks.  In addition, Mr. Blanton previously served as president of Bank Analysts, a bank consulting firm and as an examiner for the Georgia Department of Banking and Finance.  Mr. Blanton serves on the board of directors of First Covenant Bank, United Americas Bankshares, Inc., and its subsidiary United Americas Bank, and Kings Ridge Christian School.  Mr. Blanton holds a degree in accounting from Georgia State University.

Lanny W. Dunagan.  Mr. Dunagan is a Hall County native and is the sole owner of Lanny Dunagan’s Welding Service, a company he founded in 1984.  He is a member and trustee of Hopewell Baptist Church in Gainesville, Georgia.

William M. Evans, Jr.  Mr. Evans is the president of Fox Creek Properties, Inc., a land development business, a position he has held since 1993.  He is also a vice-president with Piedmont Investments.  Mr. Evans has been a founding member of three banks:  Heritage Bank, Premier Bankshares and Piedmont Bank.  He most recently served as chairman of Piedmont Bank from 2001 until 2005.  Mr. Evans holds a degree in accounting and finance from West Georgia College and an M.B.A. from the University of Georgia.

Gilbert T. Jones, Sr.  Mr. Jones retired in 2008.  Prior to his retirement he was the sole owner and president of Great Southern Resource and Investment Inc., a development and construction company.  Mr. Jones is a graduate of the Woodrow Wilson College of Law.

J. Allen Nivens, Jr.  Mr. Nivens engages in commercial acreage sales with The Norton Agency, a real estate and insurance firm in northern Georgia, a position he has held since September 2005.  From February 2004 through September 2005, Mr. Nivens served as the vice president of Commercial Lending at Hamilton State Bank.  Prior to that position, he served as a commercial lender for Regions Bank from February 1998 until February 2003.  In addition, Mr. Nivens currently serves as president of Allen Nivens, Inc. and Manager of Nivens Properties, LLC.  Mr. Nivens holds a degree in management from the Georgia Institute of Technology.

Dr. Wendell A. Turner.  Dr. Turner is a medical doctor and has been practicing with Gainesville Gynecology, LLC since 2007.  Prior to opening Gainesville Gynecology, LLC, he practiced with Lanier OB/GYN Associates, LLC from 2003 until 2007.  Dr. Turner holds an associates degree in Art from Clayton State College and a B.S. in Chemistry from the Georgia Institute of Technology.  He received his M.D. degree from the Medical College of Georgia in 1982.

R.K. Whitehead III.  Mr. Whitehead has served as the president of Whitehead Die Casting Co., an aluminum and zinc die casting manufacturer, since 1990.  Mr. Whitehead is also the president of WDI Company, a real estate business located in Gainesville, Georgia.  In addition, he currently serves as chairman of the Greater Hall Chamber of Commerce.  Mr. Whitehead holds a bachelor of mechanical engineering from the Georgia Institute of Technology.

The board of directors recommends that you vote “for” the election of the director nominees.

ELECTION OF CLASS II DIRECTORS

If Proposals One and Six are not approved, the shareholders will vote to elect three (3) persons to serve as Class II Directors.

The Company’s board of directors consists of eight members and is divided into three classes. Each class of directors serves a staggered three-year term. The board unanimously recommends that the shareholders elect the persons identified below as a director nominee to serve as a Class II Director for a three-year term expiring in 2011. Each Class II Director nominee’s biographical information is outlined above.

•	William R. Blanton;
•	William A. Bagwell, Jr.; and
•	J. Allen Nivens, Jr.

In the event Proposals One and Six and not approved, the board of directors of the Company recommends that you vote “for” the election of the Class II director nominees.

Meeting and Committees of the Board

During the year ended December 31, 2007, the board of directors of the Company held 13 regular and special meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company’s board of directors and committees of the board of directors on which he serves.

Nominating Committee. Our Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full board of directors participates in the consideration of director nominees. Each of our Company’s directors other than Mr. Blanton meets the requirement for independence as defined by the National Association of Securities Dealers’ listing standards. Since we are a small business issuer and all of our directors other than Mr. Blanton are independent, we believe a standing nominating committee for director nominees is not necessary. See “Director Nominations and Shareholder Communications” on page 18.

Administrative Committee. The boards of directors of our Company and the Bank have established an Administrative Committee for the purpose of addressing issues regarding personnel and compensation and administering the First Century Bancorp. 2003 Stock Incentive Plan. The Administrative Committee members for 2007 included all of the independent directors of the Company.  There were no Administrative Committee meetings during the year ended December 31, 2007.  The Administrative Committee has the authority to determine the salaries, bonuses and equity plan participation levels for the named executive officers and is responsible for establishing, implementing and monitoring all compensation policies of the Company and the Bank. The Administrative Committee also has the authority to review and make determinations with respect to employment agreements, severance arrangements and retirement plans for the named executive officers, to oversee the design and administration of equity-based and incentive compensation plans and otherwise to review and approve compensation plans. The Administrative Committee does not delegate any of its authority to any executive officer of the Company or the Bank. The CEO does not participate in any discussion or review by the Administrative Committee regarding his own compensation.

Audit Committee. The boards of directors of the Company and the Bank have established a joint Audit Committee for the purpose of reviewing the Company’s annual report and internal audit report of independent public accountants. The Audit Committee members in 2007 were William R. Blanton, chairman, Lanny W. Dunagan, secretary, Dr. Wendell A. Turner, Gilbert T. Jones, Sr., William A. Bagwell, Jr., R.K. Whitehead, III, J. Allen Nivens, Jr., and William M. Evans, Jr.  Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers’ listing standards. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission regulations for an “audit committee financial expert,” the board believes each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Audit Committee held five meetings during the year ended December 31, 2007. The Audit Committee also serves as the Information Technology Committee. The Audit Committee adopted its charter in August 2005.  A copy of the audit charter was attached as Appendix A to our 2006 proxy statement.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of First Century Bancorp.’s 2007 audited consolidated financial statements.

•	The Audit Committee has reviewed and discussed First Century Bancorp.’s 2007 audited consolidated financial statements with First Century Bancorp.’s management;
•
The Audit Committee has discussed with the independent auditors McNair, McLemore, Middlebrooks & Co., LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of First Century Bancorp.’s consolidated financial statements;

•
The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the corporation and its related entities) and has discussed with the auditors the auditors’ independence from First Century Bancorp. and its management; and

•
Based on review and discussions of First Century Bancorp.’s 2007 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the Audit Committee recommended to the Board of Directors that First Century Bancorp.’s 2007 audited consolidated financial statements be included in First Century Bancorp.’s Annual Report on Form 10-KSB.

June 13, 2008	By:	William R. Blanton
Lanny W. Dunagan
Gilbert T. Jones, Sr.
Wendell A. Turner
William A. Bagwell Jr.
William M. Evans, Jr.
R.K. Whitehead, III
J. Allen Nivens, Jr.

Executive Officers

The table below shows the following information for each of the Company’s executive officers: (a) his or her name; (b) his or her age at December 31, 2007; (c) how long he or she has been an officer or significant employee of the Company; and (d) his or her positions with the Company and the Bank:

Name (Age)	Executive Officer Since	Position with the Company and Business Experience

William R. Blanton (60)	2008	Chairman, President and Chief Executive Officer of the Company and the Bank

Sondra Perkins (37)	2007	Principal Financial Officer and Controller of the Company and the Bank

Background of Executive Officers of the Company

William R. Blanton.  Mr. Blanton has over 35 years of banking experience.  Mr. Blanton currently serves as chief executive officer of First Covenant Bank in Norcross, Georgia, a de novo bank that commenced operations in September 2006.  Mr. Blanton is also president of CINC Systems, LLC, a software company specializing in software for the banking and non-profit industries, and Accounting Integrators’, LLC a software company specializing in integrating non-profit organizations depository accounts with banks.  In addition, he is the managing member of Terrazza Realty Advisors, LLC and Terrazza Realty Investments, LLC, real estate investment companies.  Prior to First Covenant Bank, Mr. Blanton served in various capacities at First Capital Bank including president and chief executive officer from August 1989 through November 2005, culminating in his serving as First Capital Bank’s vice-chairman and chief financial officer.  Mr. Blanton has also held executive positions with Investors Bank & Trust in Duluth, Georgia and several other community banks.  In addition, Mr. Blanton previously served as president of Bank Analysts, a bank consulting firm and as an examiner for the Georgia Department of Banking and Finance.  Mr. Blanton serves on the board of directors of First Covenant Bank, United Americas Bankshares, Inc., and its subsidiary United Americas Bank, and Kings Ridge Christian School.  Mr. Blanton holds a degree in accounting from Georgia State University.

Sondra Perkins.  Ms. Perkins is the controller and Chief Operations Officer of the Company.  Prior to that, she served as the Chief Operations Officer of the Company from September 2005 through February 2007.  From December 2001 until September 2005, Ms. Perkins served as our Operations Officer.  Ms. Perkins holds an Associates degree in Business from Gainesville College and a B.A. in Finance from North Georgia College and State University.

Executive Compensation

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2007 and 2006 for all individuals serving as the Company’s executive officers for fiscal years 2007 and 2006. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards[1] ($)	Non-Equity Incentive Plan Comp. ($)	Nonqualified Deferred Comp. Earnings ($)	All Other Comp.[2] ($)	Total ($)

(Amounts in Thousands)

R. Allen Smith,	2007	$212	-	-	$24	-	-	-	$236
Former Principal Executive Officer since October 25, 2006	2006	$115	-	-	$24	-	-	-	$139

Lance G. Jones	2007	$115	-	-	-	-	-	-	$108
Former Senior Lending Officer and Principal Executive Officer since March 31, 2007

1 Represents the FAS 123R expense related to the options held by each individual.  All assumptions made in the valuation of the options are disclosed in Note 12 to the financial statements.
2 We have omitted information on perquisites and other personal benefits because the aggregate amount of these items does not meet the minimum amount required for disclosure under the SEC’s regulations.

Employment Agreements

On October 25, 2006, Allen Smith was named president of the Bank and principal executive officer of the Company.  Prior to this appointment, Mr. Smith had served as a consultant to the Company and our board of directors. Mr. Smith also previously served as interim chief executive and financial officer of the Company.  Pursuant to the terms of the consulting arrangement with the Company, Mr. Smith will continue to be paid $125 per hour for his services. Mr. Smith resigned from the position effective May 31, 2008, however, he will continue to serve as a member of the board of directors of the Bank.

On October 30, 2006, we entered into an employment agreement with Lance G. Jones under which he agreed to serve as our senior vice president.  Under the terms of his employment agreement, Mr. Jones was entitled to an annual salary of $115,000 per year.  Mr. Jones was also entitled to participate in the Bank’s insurance and benefits plans.  The employment contract had a one-year term and expired on October 30, 2007.   Mr. Jones resigned from his position effective May 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2007 concerning stock options held by the executive officers named in the summary compensation table. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

R. Allen Smith	100,000	-	$5.00	September 20, 2015

There is currently no active trading market for the Company’s common stock.

Director Compensation

The directors of the Company and the Bank have not been separately compensated for their services, and cannot be compensated until and unless the profits of the Bank exceed its losses since inception on a cumulative basis.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company’s common stock beneficially owned as of March 31, 2008 by (a) each director and executive officer of the Company and (b) the executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each person is 807 Dorsey Street, Gainesville, Georgia 30501.

Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of a security, or “investment power,” which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the March 31, 2008.

Name	Number of Shares	Exercisable Warrants & Options(1)	Total Beneficial Ownership	% of Class (2)	Nature of Beneficial Ownership
Directors:
William A. Bagwell, Jr.	3,194	3,000	3,194	- *	Includes warrants to purchase 3,000 shares held by Homestead Investment, LLC
William R. Blanton	553,506	1,050,251	1,603,757	57.6%
William M. Evans, Jr.	187,696	350,084	537,779	25.8%	Includes 184,502 shares held by Silver Hill Enterprises LP with warrants
Lanny Dunagan	42,042	13,334	55,376	3.2%	Includes 500 shares held jointly with Son.
Gilbert Jones, Sr.	48,926	20,534	69,460	4.0%	Includes 500 shares held as joint custodian for Grandchildren
J. Allen Nivens, Jr.	445	2,500	2,945	- *
Dr. Wendell Turner	77,327	27,067	104,394	6.0%
R. K. Whitehead, III	445	2,500	2,945	- *

Named Executive Officers:
R. Allen Smith	11,631	100,000	111,631	6.0%
Lance G. Jones	6,666	-	6,666	- *
Sondra J. Perkins	1,858	3,333	5,191	- *	Includes 525 shares held as joint custodian for children

All Directors and Executive Officers as a Group (11 persons):
	933,736	1,572,603	2,506,338	75.83%

*	Represents less than 1%.

(1)  Certain directors hold warrants which contain provisions for automatic adjustments of the exercise price for shares and the number of shares purchasable under the warrants if subsequent shares or warrants are issued at a price less than the current exercise price.  The numbers included in the table include the automatic adjustments to such warrants as a result of the warrants issued in connection with the private placement of Series B Preferred Stock.

(2) Based on 1,732,458 shares of common stock of the Company outstanding as of March 31, 2008, plus the number of shares which the named person exercising all options or warrants has the right to acquire within 60 days, but that no other persons exercise any options or warrants.

Warrant Agreements with Certain of the Company’s Directors.  On March 25, 2002 the Company issued warrants to its directors to purchase an aggregate of 199,736 shares of the Company’s common stock at an exercise price of $10.00 per share.  The warrants become exercisable in one-third annual increments beginning on the first anniversary of the issuance date, provided that throughout the period beginning on the date of the initial issuance of the warrants and ending on the particular anniversary, the warrant holder has served continuously as a director of the Company and the Bank and has attended at least 75% of the meetings of the relevant boards of directors.  Warrants which fail to vest as provided in the previous sentence will expire and no longer be exercisable.  Exercisable warrants will generally remain exercisable for the ten-year period following the date of issuance.  The exercise price of each warrant is subject to adjustment for stock splits, recapitalizations or other similar events.  As of December 31, 2007, 891,401 warrants remained outstanding of which 891,401 are exercisable.

In April 2007, Mr. Blanton purchased 738,008 shares of the Company’s common stock in a private placement at $2.71 per share.  The Company also issued Mr. Blanton a warrant (the “Original Warrant”) to purchase up to 738,008 shares at $2.71 per share. The Original Warrant has no expiration date and contains provisions which provide for automatic adjustments in price and shares purchasable under the Original Warrants in the event additional securities are issued below or have a conversion or exercise price below the current Original Warrant exercise price.  The Company received proceeds of approximately $2,000,000 less fees and expenses related to the sale of the shares, which the Company used for working capital purposes.

In September 2007, Mr. Blanton transferred a portion of the Original Warrant to purchase 184,502 shares to Silver Hill Enterprises, LP, an entity controlled by William Evans, one of the Company’s directors.

In December 2007, the Company completed a private placement of Series B Preferred Stock, no par value, for $10.00 per share, selling a total of $750,000 worth of shares.  The investors in that offering also received warrants (the “B Warrants”) to acquire 75,000 shares of common stock at an exercise price of $1.50 per share, which the Company believes was the fair market value of the common stock on the date of issuance of the B Warrants.  As with the Original Warrant, the B Warrants have no expiration date and contain provisions which provide for automatic adjustments in price and shares purchasable under the warrants in the event additional shares or warrants are issued below the current warrant exercise price.

As a result of the issuance of the B Warrants with an exercise price below the $2.71 exercise price, the exercise price and number of shares of common stock purchasable under the Original Warrant adjusted as follows: (a) with respect to Mr. Blanton, from 553,506 shares at $2.71 per share to 1,000,001 shares at $1.50 per share; and (b) with respect to Silver Hill Enterprises, LP, from 184,502 shares at $2.71 per share to 333,334 shares at $1.50 per share.

In June 2008, Mr. Blanton and Silver Hill Enterprises, LP transferred a portion of the Original Warrant to purchase shares to John Allen Nivens, Jr. and Richard Kramer Whitehead, III, each a director of the Company and to Homestead Investment, LLC, which is controlled by the father of one of our directors, William A. Bagwell, Jr.

Following the transfers and the adjustments to the Original Warrant, the following persons hold rights to purchase shares of common stock at the exercise price of $1.50 under the Original Warrant and the B Warrants:  (i) Mr. Blanton holds rights to purchase 850,253 shares; (ii) Silver Hill Enterprises, LP holds rights to purchase 283,417 shares; (iii) Mr. Nivens holds rights to purchase 69,167 shares; (iv) Mr. Whitehead holds rights to purchase 69,167 shares; and (v) Homestead Investment, LLC and Mr. Bagwell collectively hold rights to purchase 136,332 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officer and persons who own beneficially more than 10% of the Company’s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company’s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, all of our directors and our executive officer, complied with all applicable Section 16(a) filing requirements during 2007.

Certain Relationships and Related Transactions

The Company’s directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with the Bank. The Bank’s policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing. All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

The loan:

•
must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank’s locale;

•
must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank’s locale;

•
must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank’s locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

•
the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank’s locale.

In April 2007, Mr. Blanton purchased 738,008 shares of the Company’s common stock in a private placement at $2.71 per share.  The Company also issued Mr. Blanton a warrant (the “Original Warrant”) to purchase up to 738,008 shares at $2.71 per share. The Original Warrant has no expiration date and contains provisions which provide for automatic adjustments in price and shares purchasable under the Original Warrants in the event additional securities are issued below or have a conversion or exercise price below the current Original Warrant exercise price.  The Company received proceeds of approximately $2,000,000 less fees and expenses related to the sale of the shares, which the Company used for working capital purposes.

In September 2007, Mr. Blanton transferred a portion of the Original Warrant to purchase 184,502 shares to Silver Hill Enterprises, LP, an entity controlled by William Evans, one of the Company’s directors.

In December 2007, the Company completed a private placement of Series B Preferred Stock, no par value, for $10.00 per share, selling a total of $750,000 worth of shares.  The investors in that offering also received warrants (the “B Warrants”) to acquire 75,000 shares of common stock at an exercise price of $1.50 per share, which the Company believes was the fair market value of the common stock on the date of issuance of the B Warrants.  As with the Original Warrant, the B Warrants have no expiration date and contain provisions which provide for automatic adjustments in price and shares purchasable under the warrants in the event additional shares or warrants are issued below the current warrant exercise price.

As a result of the issuance of the B Warrants with an exercise price below the $2.71 exercise price, the exercise price and number of shares of common stock purchasable under the Original Warrant adjusted as follows: (a) with respect to Mr. Blanton, from 553,506 shares at $2.71 per share to 1,000,001 shares at $1.50 per share; and (b) with respect to Silver Hill Enterprises, LP, from 184,502 shares at $2.71 per share to 333,334 shares at $1.50 per share.

In June 2008, Mr. Blanton and Silver Hill Enterprises, LP transferred a portion of the Original Warrant to purchase shares to John Allen Nivens, Jr. and Richard Kramer Whitehead, III, each a director of the Company and to Homestead Investment, LLC, which is controlled by the father of one of our directors, William A. Bagwell, Jr.

Following the transfers and the adjustments to the Original Warrant, the following persons hold rights to purchase shares of common stock at the exercise price of $1.50 under the Original Warrant and the B Warrants:  (i) Mr. Blanton holds rights to purchase 850,253 shares; (ii) Silver Hill Enterprises, LP holds rights to purchase 283,417 shares; (iii) Mr. Nivens holds rights to purchase 69,167 shares; (iv) Mr. Whitehead holds rights to purchase 69,167 shares; and (v) Homestead Investment, LLC and Mr. Bagwell collectively hold rights to purchase 136,332 shares.

In March 2008, the Bank entered into a Data Processing Services Agreement with First Covenant Bank (“First Covenant”).  Pursuant to the agreement, First Covenant will provide services to implement and service host system computer software which will provide the Bank with the essential banking processing and accounting functions for deposit products, loans and general ledger accounting.  The term of the contract is twelve months, with the option to renew for additional twelve month periods.  We estimate that fees under the agreement will be approximately $28,000 for 2008.   Mr. Blanton serves as a director and the chief executive officer of First Covenant Bank.

In November 2007, we purchased approximately $2.8 million of loans related to the residential mortgage loan markets from United Americas Bank.  Mr. Blanton serves on the board of directors of United Americas Bankshares, Inc. and its subsidiary bank, United Americas Bank, and holds approximately 17.1% of United Americas Bankshares, Inc. which consists of 120,000 outstanding shares and warrants to purchase an additional 100,000 shares which are immediately exercisable.  Mr. Blanton is the largest shareholder of United Americas Bankshares, Inc.

INDEPENDENT PUBLIC ACCOUNTANTS

We have selected the accounting firm of McNair, McLemore, Middlebrooks & Co., LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2008. McNair, McLemore, Middlebrooks & Co., LLP has served as the Company’s independent accounting firm since October 2004.

The following table sets forth the fees billed and, as to audit and audit-related fees, expected to be billed to the Company for the fiscal years ended December 31, 2007 and 2006 by McNair, McLemore, Middlebrooks & Co., LLP.

	2007	2006
Audit Fees (1)	$48,203	$52,877
Audit-Related Fees	-	-
Tax Fees (2)	3,407	5,089
Total Fees	$51,610	$57,970

(1)	Represents fees related to the audit and quarterly reviews of consolidated financial statements of First Century Bancorp. and review of regulatory filings.

(2)	Represents fees related to tax compliance, tax advice and tax planning service.

All of the services provided by the independent accountants were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent accountants and may not engage them to perform any prohibited non-audit services. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of the Company’s auditors.

Representatives of McNair, McLemore, Middlebrooks & Co., LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Director Nominations

The full board of directors of our Company participates in the consideration of director nominees. The board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board deems relevant.

In accordance with the Company’s bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholder’s intent to make a director nomination is delivered or mailed to and received by the secretary of the Company not later than the later of (1) 30 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The notice must set forth:

(1)
the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the board of directors of the Company;

(2)	the consent of the nominee to being named in a proxy statement as a nominee and to serve as a director of the Company, if elected;

(3)	the name and address of the shareholder giving the notice; and

(4)	the class and number of shares of the Company beneficially owned by the shareholder.

The chairman of a shareholder meeting must refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Shareholder Proposals

If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting, they must deliver a written copy of their proposal to our principal office at 807 Dorsey Street, Gainesville, Georgia 30501, no later than March __, 2009.  Shareholders submitting proposals for inclusion in the proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, and all shareholders submitting proposals must comply with the bylaw requirements described below.

Our bylaws provide that any shareholder proposal to be made at an annual meeting must be delivered to the secretary of the Company between 60 and 90 days prior to the annual meeting; provided, however, that if less than 40 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders or public disclosure of the date of the meeting is given.

Shareholder Communications

Shareholders wishing to communicate with the board of directors or with a particular director may do so in writing addressed to the board, or to the particular director, and by sending it to the secretary of the Company at our principal office at 807 Dorsey Street, Gainesville, Georgia 30501. The secretary will promptly forward such communications to the applicable director or to the chairman of the board for consideration at the next scheduled meeting.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding its directors’ attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the directors attended the 2007 annual meeting of shareholders.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934. You can read and copy these reports, proxy statements and other information concerning us at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at (202) 942-8090 for further information on the Public Reference Room. You can review our electronically filed reports, proxy and information statements on the SEC’s internet site at http://www.sec.gov.

Upon written request, the Company will provide without charge to any shareholder a copy of our annual report on Form 10-KSB. Please direct such requests to Sondra J. Perkins at 807 Dorsey Street, Gainesville, Georgia, 30501.

OTHER MATTERS

The board of directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

June 13, 2008

Annex A

Fourth Amendment to the Articles of Incorporation of First Century Bancorp.
(see attached)

FOURTH AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
FIRST CENTURY BANCORP.

I.

The name of the corporation is First Century Bancorp. (the “Corporation”).

II.

Effective the date hereof, Article V. A. and B. of the Articles of Incorporation of the Corporation are amended to read as follows:

“ARTICLE V - DIRECTORS.

A.            The Corporation shall be under the direction of the Board of Directors.  The Board of Directors shall consist of not fewer than seven (7) or more than twenty-one (21) directors.  The number of directors within this range shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office.  Except in the case of earlier death, resignation or removal, each director shall serve a term of one (1) year.  Notwithstanding the expiration of a director’s term, each director shall serve until his or her successor, if there is to be any, is elected and qualified or until his or her earlier death, resignation or removal.

B.            Any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the then outstanding shares of capital stock of the Corporation entitled to be cast, voting together as a single class, at a meeting of shareholders called for that purpose.  For purposes of this paragraph, “cause” shall mean any act or omission for which a director may be personally liable to the Corporation or its shareholders pursuant to Article VI hereof, as well as any other act or omission that relates to personal dishonesty, incompetence or intentional failure to perform stated duties.”

III.

 Effective the date hereof, Article X. A. of the Articles of Incorporation of the Corporation is amended to read as follows:

“ARTICLE X - CERTAIN BUSINESS TRANSACTIONS.

A.            The affirmative vote of the holders of at least a majority of the outstanding shares of capital stock entitled to be cast at a meeting called to vote on any transaction submitted to the shareholders pursuant to this Article, voting together as a single class, shall be required for the approval or authorization of: (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into any other corporation, partnership, person or other entity; or (ii) any sale, lease, exchange, transfer or disposition of all or substantially all of the assets of the Corporation or any of its subsidiaries to or with any other corporation, partnership, person or other entity; or (iii) adoption of any plan or proposal for the liquidation or dissolution of the Corporation.”

IV.

Effective the date hereof, Article XI of the Articles of Incorporation of the Corporation is amended to read as follows:

“ARTICLE XI - BYLAWS.

In furtherance and not in limitation of the power conferred  by statute, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation by the vote of at least a majority of the directors then in office, subject to the power of the holders of the capital stock of the Corporation to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of the holders of capital stock to alter, amend and repeal the bylaws of the Corporation, notwithstanding any other provision of these Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of holders of any particular class or series of the capital stock of the Corporation required by law, or the Articles of Incorporation, the affirmative vote of holders of at least a majority of the voting power of the then outstanding shares of capital stock entitled to be cast, voting together as a single class, shall be required to alter, amend or repeal any provision of the bylaws.”

V.

Effective the date hereof, Article XII of the Articles of Incorporation of the Corporation is amended to read as follows:

“ARTICLE XII - AMENDMENT OF ARTICLES OF INCORPORATION.

The Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders herein are granted subject to this reservation.  Notwithstanding the preceding sentence, the provisions set forth in this Article and Articles III, IV, V, VIII, X and IX hereof may not be altered, amended or repealed in any respect, and no other provision(s) may be adopted that would impair in any respect the operation or effect of any such provision, except by the affirmative vote of holders of at least a majority of the voting power of the then outstanding shares of capital stock, voting together as a single class.”

[signature on next page]

IN WITNESS WHEREOF, the Corporation has caused this Fourth Amendment to the Articles of Incorporation of the Corporation to be executed by its duly authorized officer as of the ___ day of July, 2008.

FIRST CENTURY BANCORP.

By:
Title:

Annex B

Amended and Restated Bylaws of First Century Bancorp.
(see attached)

AMENDED AND RESTATED BYLAWS OF
FIRST CENTURY BANCORP.
a Georgia corporation (the “Corporation”)

ARTICLE ONE
OFFICES

1.1           REGISTERED OFFICE AND AGENT.  The Corporation will maintain a registered office and will have a registered agent whose business office is identical with such registered office.  The registered office need not be identical with the principal business office of the Corporation.

1.2           OTHER OFFICES.  The Corporation may have offices at such other place(s), within or without the State of Georgia, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE TWO
SHAREHOLDERS’ MEETINGS

2.1           DATE, TIME AND PLACE OF MEETINGS.  All meetings of the shareholders shall be held on such date, time and place, within or without the State of Georgia, as the Board of Directors may set forth from time to time, or if no place is so specified, at the principal executive office of the Corporation.

2.2           ANNUAL MEETINGS.  The annual meeting of shareholders shall be held on a date and at a time following the end of the Corporation’s fiscal year as may be determined by the Board of Directors, for the purpose of electing directors and transacting any and all business that may properly come before the meeting.

2.3           SPECIAL MEETINGS.  Special meetings of the shareholders for any purpose(s) may be called at any time by the Chairman of the Board or the President or by a majority of the directors then in office or by written request of the holders of at least 25% of the then outstanding shares of capital stock of the Corporation entitled to be cast, voting together as a single class. Business transacted at any special meeting of shareholders shall be limited to the purpose(s) stated in the notice thereof.

2.4           NOTICE OF MEETINGS.  Written notice of each shareholders’ meeting stating the date, time and place of the meeting will be delivered either personally or by mail to each shareholder of record entitled to vote at such meeting, not less than 10 days or more than 60 days before the date of the meeting.  In the ease of an annual meeting, the notice of the meeting need not state the purpose(s) for which the meeting is called.  In the ease of a special meeting, the notice of meeting shall state the purpose(s) for which the meeting is called.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with first class postage affixed thereon, prepaid, addressed to each shareholder at his address as it appears on the Corporation’s record of shareholders.  Attendance of a shareholder at a meeting of the shareholders shall constitute a waiver of notice of such meeting and of all objections to the place or time of such meeting, or the manner in which it has been called or convened, except when a shareholder attends a meeting solely for the purpose of stating, at the beginning of the meeting, any such objection to the transaction of any business.  Notice need not be given to any shareholder who signs a waiver of notice, in person or by proxy, either before or after the meeting.  If the language of a proposed resolution or plan requiring the approval of the shareholders is included in a written notice of a meeting of the shareholders, the shareholders’ meeting considering the resolution or plan may adopt it with such clarifying or other amendments as do not enlarge its original purpose without further notice to shareholders not present in person or by proxy.

2.5           QUORUM.  The presence, in person or by proxy, of the holders of a majority of shares then issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at any meeting of shareholders, except as otherwise required by statute or the Articles of Incorporation.  Where a quorum is once present at a meeting, it shall not be broken by the subsequent withdrawal of any of those present.

2.6           ADJOURNMENT.  In the absence of a quorum or for any other reason, the holders of the majority of the shares then issued and outstanding and entitled to vote at any meeting of the shareholders, present in person or represented by proxy, or the Chairman of the Board or the President, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the date, time and place of the adjourned meeting.  At such adjourned meeting in which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If after the adjournment a new record date is picked for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

2.7           VOTE REQUIRED.  When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the shares of stock of the Corporation entitled to vote and present in person or represented by proxy, voting together as a single class, shall decide any questions brought before such meeting, except as otherwise required by statute or the Articles of Incorporation.

2.8           VOTING OF SHARES.  Except as otherwise required by statue or the Articles of Incorporation, each shareholder shall be entitled to one vote, in person or represented by proxy, for each share of stock having voting power held by such shareholder at every meeting of the shareholders. Shareholders may vote in person or by written proxy; provided, however, no proxy shall be voted or acted on after 11 months from its date, unless the proxy provides for a longer period.  Any proxy to be voted at a meeting of shareholders shall be filed with the Secretary of the Corporation before or at the time of the meeting.  Voting on matters brought before a shareholders’ meeting may, at the discretion of the person presiding at the meeting, be by voice vote or show of hands, unless any qualified voter, prior to the voting on such matter, demands vote by ballot, in which event the voting shall be by ballot.

2.9           NO ACTION BY WRITTEN CONSENT.  Shareholders shall not be entitled to take any action by written consent in lieu of taking such action at an annual or special meeting of shareholders.

2.10         SHAREHOLDERS’ LIST.  A complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order showing the address of each such shareholder as it appears in the records of the Corporation and the number of shares registered in the name of such shareholder, shall be prepared by the Secretary of the Corporation at least 10 days prior to every meeting of shareholders.  Such list shall be open to the examination of any shareholder, for any purpose relating to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held or, if not so specified, the place where the meeting is to be held, and a duplicate list shall be similarly open to examination at the principal executive office of the Corporation.  The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any shareholder who is present.

2.11         INSPECTORS OF ELECTION.  In advance of any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof.  The number of inspectors shall be either one or three. If such persons are not so appointed or fail or refuse to act, the presiding officer of such meeting shall make such appointment(s) at the meeting.  The number of inspectors shall be either one or three.  If there are three inspectors, the decision, action or certificate of a majority of such inspectors shall be effective and shall represent the decision, action or certificate of all.  No such inspector need be a shareholder of the Corporation.

Unless otherwise required by statute or the Articles of Incorporation, the duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each share, the number of shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes or ballots; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all ballots or votes and determining the results thereof; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.  Upon request, the inspectors shall make. a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

2.12         CONDUCT OF MEETINGS.

A.           All annual and special meetings or shareholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of statute and, as to matters not governed by such rules and procedures, as the presiding officer of such meeting shall determine.  The presiding officer of any annual or special meeting of shareholders shall be the President or, in his absence, such person as designated by the Board of Directors.  The Secretary, or in his absence, a person designated by the presiding officer, shall act as secretary of the meeting.

B.            At any annual meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (i) as specified in the notice of the meeting given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by any shareholder of the Corporation who is entitled to vote. with respect thereto and who complies with the notice procedures set forth in this subparagraph (b).

For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive office of the Corporation not less than 60 days or more than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by a shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A shareholder’s notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting (ii) the name and address, as they appear on the books of the Corporation, of the shareholder proposing such business, (iii) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder and (iv) any material interest of such shareholder in such business.  Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the. provisions of this subparagraph (b).  The presiding officer at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting in accordance with the provisions of this subparagraph (b) and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted.

C.             At any special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

2.13         VOTING OF SHARES BY CERTAIN HOLD.

A.            If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (1) if only one votes, his act binds all; (2) if more than one vote, the act of the majority so voting binds all; (3) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to such Court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by the majority of such persons and the person appointed by the Court.  If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes hereof shall be a majority or even-split in interests.  Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

B.             A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

ARTICLE THREE
THE BOARD OF DIRECTORS

3.1            GENERAL POWERS.  The business and affairs of the Corporation will be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by any legal agreement among shareholders, by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.  The Board of Directors shall annually elect a Chairman of the Board from among its members and may elect a Vice Chairman of the Board from among its members.

3.2            NUMBER AND TENURE.  The Board of Directors shall consist of not less than seven or more than 21 directors.  The number of directors within this range shall be determined from time to time by resolution adopted by a majority of the directors then in office.  Except in the case of earlier death, resignation or removal, each director shall serve a term of one year. Notwithstanding the expiration of a director’s term, such director shall serve until his or her successor, if there is to be any, is elected and qualified or until his or her earlier death, resignation or removal.  No decrease in the number of directors shall shorten the term of any incumbent director.  Except as otherwise provided in the Articles of Incorporation and these Bylaws, directors shall be elected at each annual meeting of shareholders, or at a special meeting of shareholders called for purposes that include the election of directors.

3.3            QUALIFICATION OF DIRECTORS.  Directors shall be natural persons who have attained the age of 21 years but need not be residents of the State of Georgia or shareholders of the Corporation.

3.4            VACANCY.  Any vacancy occurring in the Board of Directors, including any vacancy occurring by reason of an increase in the number of directors or by the removal of a director, may be filled by the vote of a majority of the directors then in office, though less than a quorum.  Any director so chosen shall hold office until such director’s successor shall have been elected and qualified.  Any director chosen by the Board of Directors to fill a vacancy created, other than by reason of an increase in the number of directorships, shall serve for the unexpired term of the director whose vacancy is being filled.  Any director chosen by the Board of Directors to fill a vacancy created by reason of an increase in the number of directorships shall serve for a term to expire at the next election of directors by the shareholders.

3.5            REMOVAL.  At a meeting of shareholders with respect to which notice of such purpose has been given, any or all members of Board of Directors may be removed with or without cause, and then only by the affirmative vote of the holders of a majority of the then outstanding shares of stock of the Corporation entitled to be cast, voting together as single class. For purposes hereof, “cause” shall mean any act or omission for which a director may be personally liable to the Corporation or its shareholders pursuant to the Articles of Incorporation, as well as any other act or omission which relates to personal dishonesty, incompetence or intentional failure to perform stated duties.

3.6            COMPENSATION.  The Board of Directors shall have the authority to set the compensation of directors and members of any committees thereof.  The directors and members of any committees thereof may also be paid for their expenses, if any, of attendance at each meeting of the Board or any committee thereof.  No provision of these Bylaws shall be construed to preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

3.7            NOMINATIONS OF DIRECTORS.

A.            Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as Directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at any meeting of shareholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section.  Each year the President shall appoint a special committee of three directors to recommend to the Board of Directors persons to be the management nominees for election as directors.  Based on such recommendations, the Board of Directors shall act as a nominating committee to select the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver the names of its nominees to the Secretary at least 25 days prior to the date of the annual meeting.

B.            Nominations, other than those management nominees made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure was made.  Such shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re- election as a director, all information relating to such person as required to be disclosed in solicitation of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice (x) the name and address, as they appear on the books of the Corporation, of such shareholder and (y) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder.  At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.  No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the provisions of this Section.  The officer presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be discharged.

3.8           DIRECTORS EMERITUS.  The Board of Directors shall have the authority, at its discretion, to choose persons to serve as directors emeritus.  Such action, if taken, shall be taken at the regular meeting of the Board of Directors next following the annual meeting of shareholders.  No more than three persons may serve as directors emeritus at any one time. Once elected, a director emeritus shall serve a term of one year, but he may be re-elected by the Board to serve additional terms.  A director emeritus shall be allowed to attend all regular and special meetings of the Board of Directors, and he may actively participate in such meetings except that he shall not be allowed to vote on any matters voted upon by the directors, nor shall he be counted for purposes of determining if there is a quorum.  A director emeritus may also serve in an advisory capacity on committees, but again, he shall not be allowed to vote.  A director emeritus may be removed from office at any time, with or without cause, by majority vote of the Board of Directors.  A director emeritus shall be entitled to reasonable compensation for his services as a director emeritus and to reasonable expenses incurred in attending meetings, all as determined by the Board of Directors, provided that no such compensation shall be paid unless the direct members of the Board of Directors are likewise being compensated, and provided further that such compensation shall be less than that paid to the members of the Board of Directors.  A director emeritus shall not have the responsibility imposed upon a director, nor shall he be subject to any liability imposed upon a director, or otherwise be deemed a director.

ARTICLE FOUR
MEETINGS OF THE BOARD OF DIRECTORS

4.1           ANNUAL AND OTHER REGULAR MEETINGS.  The annual regular meeting of the Board of Directors shall be held at the time and place of the regularly scheduled meeting of the Board of Directors next following the annual meeting of the shareholders.  Regular meetings of the Board of Directors or any committee thereof may be held between annual meetings without notice at such time and at such place, within or without the State of Georgia, as from time to time shall be determined by the Board or any committee thereof, as the case may be.

4.2           SPECIAL MEETINGS.  Special meetings of Board of Directors may be called for any purpose(s) by the Chairman of the Board or the President or by written request of any two or more directors then in office.  Special meetings of any committee of the Board of Directors may be held on the date set at the previous meeting of the committee or when called by its chairman or by a majority of its members.  Any such special meetings shall be held at such date, time and place, within or without the State of Georgia, as shall be communicated in the notice of the meeting.

4.3           NOTICE.  Notice of any special meeting of the Board of Directors or any committee thereof, setting forth the date, time and place of the meeting, shall be delivered to each director or committee member, addressed to him at his residence or usual place of business, or by telephone, telegram, cable, telecommunication, teletype, facsimile transmission or personal delivery not later than the second business day immediately preceding the date of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting need be specified in the notice or any waiver of notice.

Notice of any meeting need not be given to any director or committee member who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not properly called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

4.4           QUORUM AND ADJOURNMENT.  At all meetings of the Board of Directors or any committee thereof, the presence of a majority of the directors or committee members then in office shall constitute a quorum for the transaction of business.  In the absence of a quorum or for any other reason, a majority of the directors or committee members present thereat may adjourn the meeting from time to time.  Notice of any adjourned meeting shall be given to each director or committee member who was not present at the time of adjournment and, unless the time and place of the adjourned meeting are announced at the time of adjournment, to the other directors or committee members.  At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have transacted at the meeting as originally notified.

4.5           VOTING.  At all meetings of the Board of Directors or any committee thereof, each director or committee member present shall have one vote.  The act of a majority of the directors or committee members present at any meeting, in which there is a quorum, shall be the act of the Board of Directors or any committee thereof, except as otherwise provided by statute, the Articles of Incorporation or these Bylaws.  On any question on which the Board of Directors or any committee thereof shall vote, the names of those voting and their votes shall be entered into the minutes of the meeting when any member of the Board of Directors or any committee member present at the meeting so requests.

4.6           PRESUMPTION OF ASSENT.  Any director or committee member present at a meeting of the Board of Directors or any committee thereof shall be presumed to have assented to any action taken at the meeting unless his dissent or abstention is entered in the minutes of the meeting or unless he files, at the meeting or immediately after its adjournment, his written dissent to the action with the person acting as secretary of the meeting.  This right to dissent shall not be available to a director or committee member who voted in favor of the action.

4.7           MEETING BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR TELECOMMUNICATIONS EQUIPMENT.  Members of the Board of Directors or any committee thereof may participate in a meeting of the Board or any committee by means of conference telephone or similar telecommunications equipment, by means of which all persons participating in the meeting can hear each other.  Participation in the meeting in this matter shall constitute presence in person at such meeting.

4.8           ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all the directors or all the committee members, as the case may be, and filed with the minutes of the proceedings of the Board or the committee.  Such consent will have the same force and effect as a unanimous vote of the Board of Directors or the committee.

4.9           CONDUCT OF MEETINGS.  All meetings of the Board of Directors or any committee thereof shall be conducted in accordance with such rules and procedures as the directors may determine subject to the requirements of statute and, as to matters not governed by such rules and procedures, as the presiding officer of such meeting shall determine.  The presiding officer of any meeting of the Board of Directors shall be the Chairman of the Board or, in his absence, the President, or, in the absence of both, such person as designated by the Board of Directors.  The Secretary, or in his absence, a person designated by the presiding officer, shall act as secretary of the meeting.

4.10         RESIGNATION.  Any director may resign at any time by giving written notice thereof to the Corporation addressed to the Chairman of the Board or the President.  Unless otherwise specified, such resignation shall take effect upon delivery of such notice unless some other date is specified in such notice.  Acceptance of any resignation shall not be necessary to make it effective unless the resignation is tendered subject to such acceptance.  A director’s absence from more than three consecutive regular meetings of the Board of Directors, unless excused by resolution of the Board of Directors, shall be deemed to constitute the resignation of such a director, effective once such resignation is accepted by resolution of the Board of Directors.

ARTICLE FIVE
BOARD COMMITTEES

5.1           COMMITTEES.

A.           The Board of Directors may, by the vote of a majority of the directors then in office, establish committees, including standing or special committees, which shall have such duties as are authorized by the Board or by these Bylaws. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors.  If an executive committee or similar committee is designated by the Board of Directors, the President shall serve as a member of that committee.  The presiding officer of any committee meeting shall be the chairman of the committee and the chairman shall designate a person to act as secretary of the committee meeting.

B.            The Board of Directors may, by the vote of majority of the directors then in office, remove any member of any committee, with or without cause, or fill any vacancies in any committee, and dissolve or discontinue any committee.

C.            The designation of any committee under this Article and the delegation of authority thereto shall not operate to relieve the Board of Directors, or any director, of any responsibility imposed by statute.

5.2           MINUTES.  Each committee shall keep minutes of its actions and proceedings.  Any action taken by the Board of Directors with respect to the actions or proceedings of any committee shall be entered into the minutes of the Board of Directors.

ARTICLE SIX
OFFICERS

6.1           OFFICERS.  The officers of the Corporation shall include a President, a Secretary, and a Treasurer.  The Board of Directors may also designate the Chairman of the Board as an officer of the Corporation.  The Board of Directors may also designate one or more Vice Presidents as Executive Vice President or Senior Vice President.  The Board of Directors may also elect or authorize the appointment of such other officers or assistant officers as the business of the Corporation may require.  In addition to the duties and powers enumerated in this Article, the officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may authorize or determine from time to time.  Any two or more of the above offices may be held by the same persons except as prohibited by statute, but no officers shall execute, acknowledge or verify an instrument in more than one capacity if the instrument is required by statute or the Articles of Incorporation to be executed, acknowledged or verified by two or more officers.  No officer need be a shareholder of the Corporation.

6.2           COMPENSATION.  The salaries of the officers of the Corporation shall be fixed by the Board of Directors.  No officer shall be prevented from receiving compensation by reason of also being a director of the Corporation.

6.3           ELECTION AND TERM OF OFFICE.  The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders.  If the election of officers is not held at such meeting, such election shall be held as soon as possible thereafter.  Each officer of the Corporation shall hold office until his successor is elected or until his earlier resignation, death or removal, or the termination of his office.  The election or appointment of an officer, employee or agent shall not itself create contractual rights.  The Board of Directors may authorize the Corporation to enter into an employment contract or other arrangement with any officer; but no such contract shall impair the rights of the Board of Directors to remove any officer at any time in accordance with this Article.

6.4           REMOVAL.  Any officer may be removed from office at any time, with or without cause, by the vote of a majority of the directors then in office whenever in their judgment, the best interest of the Corporation will be served thereby.  Any such removal shall be without prejudice to the contract rights, if any, of the officer so removed.

6.5           VACANCY.  Any vacancy in an office resulting from any cause may be filled by the Board of Directors in the manner prescribed by these Bylaws.

6.6           CHAIRMAN AND VICE CHAIRMAN OF THE BOARD.  The Chairman of the Board shall be elected annually by the Board of Directors from among its members.  The Chairman shall preside at all meetings of the Board and shall perform all of the duties and shall have all the powers commonly incident to his office or delegated to him by the Board of Directors, or which are or may at any time be authorized or required by statute or these Bylaws.  Unless a Vice President has been elected and has as one of his duties to act in the President’s stead in the event of his absence or inability to serve, then the Chairman of the Board, in the event of the President’s absence, inability to serve or refusal to serve, shall act in the President’s stead and shall have all the powers of and be subject to all the restrictions of the President until such time as the President resumes his duties, a new President is chosen, or an officer of the Corporation is selected by the Board of Directors to perform the duties of the President.  The Board of Directors also shall elect annually a Vice Chairman who, in the absence of the Chairman, shall preside at all meetings of the Board and shall perform all of the duties and have all of the powers of the Chairman.

6.7           PRESIDENT.  The President shall be the Chief Executive Officer of the Corporation and shall have general responsibility for the management and supervision of the business of the Corporation and corporate policy.  The President shall have administrative authority over the business of the Corporation, and shall have such further authority and perform such other duties as may be delegated to him by the Board of Directors.

6.8           VICE PRESIDENT.  Each Executive Vice President, each Senior Vice President and each other Vice President shall have such powers and perform such duties as may be delegated to him by the Board of Directors or delegated by the President.  In the absence or disability of the President, those powers, duties and functions of the President may be temporarily performed and exercised by such one of the Executive Vice Presidents, Senior Vice Presidents or the other Vice Presidents as shall be expressly designated by the Board of Directors.  When more than one Vice President is elected, the Board may specify an order of seniority among such Vice Presidents.

6.9           SECRETARY.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in books to be kept for that purpose, and shall perform like duties for any Board committees when required.  The Secretary shall give, or cause to be given, any notice required to be given of any meetings of the shareholders, of the Board of Directors or any Board committees when required, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision the Secretary shall be.  The Secretary shall cause to be kept such books and records as the Board of Directors or the President may require and shall cause to be prepared, recorded, transferred, issued, sealed and cancelled certificates of stock as required by the transactions of the Corporation and its shareholders.  The Secretary shall attend to such other correspondence and shall perform such other duties as may be incident to such office or as may be assigned to him by the Board of Directors or the President.  The Secretary shall have custody of the seal of the Corporation, shall have the authority to affix the same to any instrument, the execution of which on behalf of the Corporation under its seal is duly authorized, and shall attest the same by his signature whenever required.  The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the same by his signature.

6.10          TREASURER.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects, in such banks, trust companies or other depositories as shall from time to time be selected by the Board of Directors.  He shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and in general, he shall perform all such other duties as may be delegated to him by the Board of Directors or the President.

6.11          ASSISTANT VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT TREASURER.  The Assistant Vice President, Assistant Secretary and Assistant Treasurer, in the absence or disability of any Vice President, the Secretary or the Treasurer, respectively, shall perform the duties and exercise the powers of those offices, and, in general, they shall perform such other duties as shall be delegated to them by the Board of Directors or by the person appointing them.  Specifically, the Assistant Secretary may affix the seal of the Corporation to all necessary documents and attest the signature of any officer of the Corporation.

6.12          DELEGATION OF AUTHORITY.  In the case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, any or all of the powers or duties of such officer to any other officer or to any director.

ARTICLE SEVEN
CAPITAL STOCK

7.1           STOCK CERTIFICATES.  Each shareholder shall be entitled to a certificate representing the number of shares of capital stock of the Corporation owned by such person. The certificate shall be in such form as approved by the Board of Directors of the Corporation.  Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and shall be sealed with the seal of the Corporation or a facsimile thereof.  The signatures upon a certificate may be facsimiles.  In case any officer who shall have signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer of the Corporation before such certificate shall have been issued by the Corporation, such certificate may nevertheless be issued as though the person who signed such certificate had not ceased to be such officer.

7.2           STOCK RECORDS.  Each certificate for shares of Stock in the Corporation shall be numbered or otherwise identified in the stock records of the Corporation.  The Corporation shall keep stock records which shall show the names and addresses of the persons to whom the shares are issued, with the number of shares and date of issuance.

7.3           STOCK TRANSFERS.  Transfers of shares of stock of the Corporation shall be made on the stock transfer books of the Corporation only when authorized by the person named in the certificate, or by his legal representative, who shall furnish written evidence of such authority, or by his attorney authorized by a duly executed power of attorney and filed with the Corporation.  Such transfer shall be made only upon surrender of the certificate therefor, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of this Article and as may otherwise be provided by statute.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and for all other purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.  No transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the Corporation as herein provided.  The Board of Directors shall have the power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation’s stock as it may deem appropriate.

7.4           RECORD DATES.  The Board of Directors may fix, in advance, a date as the record date for the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend of other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of shareholders for any other purpose.  Such date in any case shall not be more than 70 days, and in the case of the meeting of shareholders, not less than 10 days, prior to the date on which the particular action, requiring the determination of shareholders is to be taken.  Only those shareholders of record on the dates so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

7.5           TRANSFER AGENTS AND REGISTRARS.  The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or Secretary may, from time to time, determine.  No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by the registrar, if the Corporation has a registrar.  The duties of transfer agent and registrar may be combined.

7.6           LOST CERTIFICATES.  The Corporation may issue a new certificate of stock in place of any certificate previously issued and alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate and any other conditions as may otherwise be provided by statute.

ARTICLE EIGHT
GENERAL PROVISIONS

8.1           REFERENCES.  Whenever in these Bylaws reference is made to an Article or Section number, such reference is to the number of an Article or Section of the Bylaws.  Whenever in the Bylaws reference is made to the Bylaws, such reference is to these Bylaws of the Corporation as the same may be amended from time to time.  Whenever in the Bylaws reference is made to the Articles of Incorporation, such reference is to the Articles of Incorporation of the Corporation as the same may be amended from time to time.

8.2           REFERENCE TO GENDER.  Whenever in the Bylaws reference is made to the masculine gender, such reference shall where the context so requires be deemed to include the feminine gender and the neuter gender, and the Bylaws shall be read accordingly.

8.3           LEGAL RESTRICTIONS.  All matters covered in these Bylaws shall be subject to such restrictions as shall be imposed on the Corporation by applicable state and federal statutes, rules and regulations.

8.4           SEAL.  The seal of the Corporation shall be in such form as the Board of Directors may determine from time to time.  The seal may be used by causing it or by facsimile thereof to be impressed or affixed or reproduced or otherwise.  If it is inconvenient to use such a seal at any time, the signature of the Chairman of the Board, President, Secretary or an Assistant Secretary of the Corporation, followed by the word “Seal” shall be deemed the seal of the Corporation.

8.5           FISCAL YEAR.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed from time to time.

8.6           VOTING SHARES IN SUBSIDIARIES.  In the absence of other arrangements by the Board of Directors, shares of stock issued by another corporation and owned or controlled by the Corporation, whether in a fiduciary capacity or otherwise, may be voted by the President of the Corporation or by such other person as the Board of Directors by resolution shall so designate, and such person may execute the aforementioned powers by executing proxies and written waivers and consents on behalf of the Corporation.

8.7           INSPECTION OF BOOKS.  The Board of Directors shall have the power to determine which accounts and books of the Corporation, if any, shall be opened to the inspection of shareholders, except such as may by statute be specifically opened to inspection, and shall have the power to affix reasonable rules and regulations not in conflict with the applicable statute for the inspection of accounts and books which by statute or by the determination of the Board of Directors shall be opened to inspection, and the shareholders’ rights in this respect arc and shall be restricted and limited accordingly.

8.8           CONTRACTS.  No contract or other transaction between Corporation and any other corporation, partnership or other entity shall be affected or invalidated by the fact that a shareholder, director or officer of the Corporation is a shareholder, director, partner or other officer of, or is interested in, such other corporation, partnership or other entity, and no contract or other transaction between Corporation and any other person shall be affected or invalidated by the fact that a shareholder, director or officer of the Corporation is a party to, or interested in, such contract or transaction; provided that, in each such case, the nature and extent of the interest of such shareholder, director or officer in such contract or other transaction or the fact that such shareholder, director or officer is a shareholder, director, officer, partner or other party of such other corporation, partnership, entity or other person is known to the Board of Directors or is disclosed at the meeting of the Board of Directors at which such contract or the transaction is authorized.

8.9           AMENDMENT OF BYLAWS.  These Bylaws may be altered, amended or repealed, or new Bylaws adopted, pursuant to the provisions of the Articles of Incorporation.

ARTICLE NINE
INDEMNIFICATION

9.1           INDEMNIFICATION.

A.            Each person who is or was a director or officer of the Corporation, and each person who is or was a director or officer of the Corporation who at request of the Corporation is serving or has served as an officer, director, partner, agent, joint venturer or trustee of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against those expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement which are allowed to be paid or reimbursed by the Corporation under the laws of the State of Georgia and which are actually and reasonably incurred in connection with any action, suit or proceeding, pending or threatened, whether civil, criminal, administrative or investigative, in which such person may be involved by reason of his being or having been a director or officer of this Corporation or as an officer, director, partner, agent, joint venturer or trustee of such other enterprise.

B.             Expenses incurred in defending a criminal or civil action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, office, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this section.

C.             In any instance where the laws of the State of Georgia permit indemnification or advancement of expenses to be provided to persons who are or have been an officer or director the Corporation or who are or have been an officer, director, partner, agent, joint venturer trustee of any such other enterprise only on a determination that certain specified standards of conduct have been met, upon application for indemnification, or advancement of expenses by any such person the Corporation shall promptly cause such determination to be made (i) by the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to such proceeding; (ii) if such a quorum cannot be obtained, then by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties participate), consisting solely of two (2) or more directors not at the time parties to such proceeding; (iii) by special legal counsel selected by the Board of Directors if a quorum cannot be obtained under (i) and a committee cannot be designated under (ii), selected by majority vote of the full Board of Directors (in which selection directors who are parties participate); or (iv) by the shareholders, but shares owned or voted under control of the directors who are at the time parties to such proceeding may not be voted with respect to such determination.

D.             As a condition to any such right of indemnification or advancement of expenses, the Corporation may require that it be permitted to participate in the defense of any such action or proceeding through legal counsel designated by the Corporation and at the expense of the Corporation.

E.             The Corporation may purchase and maintain insurance on behalf of any such persons, whether or not the Corporation would have the power to indemnify such officers and directors against any liability under the laws of the State of Georgia.  If any expenses or other amounts are paid by way of indemnification, other than by court order, action by shareholders or by an insurance carrier, the Corporation shall provide notice of such payment to the shareholders in accordance with the provisions of the laws of the State of Georgia.

F.             The indemnification and advancement of expenses provided in this Article shall not be deemed exclusive of any other rights, in respect to indemnification or otherwise, to which the persons seeking indemnification or advancement of expenses may be entitled under any bylaws, resolution, agreement, statute or otherwise.

G.             The rights to indemnification and advancement of expenses provided by this Article shall be deemed a contract between the Corporation and each such person and any modification or repeal of this Article shall not affect any right or obligation then existing with respect to any stated fact then or previously existing or any action, or proceeding previously or thereafter brought or threatened based in whole or in part of any such state of facts.  Such contract right may not be modified or repealed without consent of each such person.  The rights to indemnification and advancement of expenses provided by this Article shall continue to a person entitled to indemnification and advancement of expenses provided by this Article shall continue to a person entitled to indemnification hereunder who has ceased to be a director or office and shall inure to the benefit of the heirs, executors, or administrators of each such person.

H.            Notwithstanding anything contained herein to the contrary, Article 9 is intended to provide indemnification to each director and officer of the Corporation to the fullest extent authorized by the Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights than said statute permitted the Corporation to provide prior thereto).

Annex C

Marked copy of the 2003 Stock Incentive Plan
(see attached)

~~NBOG BANCORPORATION, INC.~~
FIRST CENTURY BANCORP.
AMENDED AND RESTATED
2003 STOCK INCENTIVE PLAN

~~NBOG BANCORPORATION, INC~~FIRST CENTURY BANCORP.
AMENDED AND RESTATED
2003 STOCK INCENTIVE PLAN

SECTION 1  DEFINITIONS

1.1           Definitions.  Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)           “Affiliate” means

(1)            any Subsidiary or Parent;

(2)            an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

(3)            any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate,” as determined in the sole discretion of the Company.

(b)           “Bank” means The National Bank of Gainesville.

(c)           “Board of Directors” means the board of directors of the Company.

(d)           “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company’s or Affiliate(s)’ premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Company or Affiliate(s) are party.

(e)           “Change in Control” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s), or if no such definition or employment agreement exists, “Change in Control shall mean any one of the following events which may occur after the date the Stock Incentive is granted:

(1)            the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

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(2)            within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3)            a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(4)            the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

(f)           “Code” means the Internal Revenue Code of 1986, as amended.

(g)          “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.  If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

(h)          “Company” means ~~NBOG Bancorporation, Inc~~First Century Bancorp.

(i)           “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant.  If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time.  In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(j)           “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(l)           “Fair Market Value” with regard to a date means:

~~(1)            the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;~~

~~(2)            if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or~~

~~(3)            if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.~~

(1)            if the Stock is then readily tradable on an established securities market (as defined in Section 1.897-1(m) of the Treasury Regulations), the closing sales price of the Stock on the trading day immediately preceding such date on the securities exchange having the greatest volume of trading in the Stock during the thirty (30) day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; or

~~For purposes of Paragraphs (1) and (2) above, the Committee may use the closing price as of the applicable date or the average of the high and low prices as of the applicable date.  For purposes of Paragraph (3) above, the Board of Directors may use the price averaged over a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.~~

(2)            if the Stock is not then readily tradable on an established securities market (as defined in Section 1.897-1(m) of the Treasury Regulations), then (A) with respect to the grant of a Nonqualified Stock Option, as of any date, the fair market value of a share of Stock determined by the Committee by the reasonable application of a reasonable valuation method in compliance with Section 409A of the Code and Section 1.409A-1(b)(5)(iv) of the Treasury Regulations; and (B) with respect to the grant of an Incentive Stock Option, the fair market value of a share of Stock determined in good faith by the Committee in any reasonable manner, in compliance with Section 422 of the Code and Section 1.422-2(e) of the Treasury Regulations.

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(m)         “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(n)          “Nonqualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(o)          “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(p)          “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(q)          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(r)           “Participant” means an individual who receives a Stock Incentive hereunder.

(s)          “Plan” means the ~~NBOG Bancorporation, Inc.~~First Century Bancorp. Amended and Restated 2003 Stock Incentive Plan.

(t)           “Stock” means the Company’s no par value common stock.

(u)          “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(v)          “Stock ~~Incentives~~Incentive” means, collectively, Incentive Stock Options and Nonqualified Stock Options.

(w)         “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.  A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) ~~or regulations~~of the Code or the Treasury Regulations or rulings thereunder.

(x)          “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement.  The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

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(y)          “Treasury Regulations” means regulations promulgated by the United States Department of Treasury pursuant to the Code, as amended, including proposed or temporary regulations as applicable.

SECTION 2  THE STOCK INCENTIVE PLAN

2.1           Purpose of the Plan.  The Plan is intended to (a) provide incentives to officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2           Stock Subject to the Plan.  Subject to adjustment in accordance with Section 5.2, ~~125,000~~750,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives.  At such times as the Company is subject to Section 16 of the Exchange Act, at no time shall the Company have outstanding Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares.  The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3           Administration of the Plan.  The Plan shall be administered by the Committee.   The Committee shall consist of at least two members of the Board of Directors.  During those periods that the Company is subject to the provisions of Section 16 of the Exchange Act, the Board of Directors shall consider whether each Committee member should qualify as an “outside director” as defined in ~~Treasury Regulations~~ Section 1.162-27(e) ~~as promulgated by the Internal Revenue Service~~of the Treasury Regulations and a “non-employee director” as defined in Rule 16b(3)(b)(3) as promulgated under the Exchange Act.  The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or its Affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan.  Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan.  The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  The Committee’s decisions shall be final and binding on all Participants.  Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee.  Vacancies on the Committee shall be filled by the Board of Directors.

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The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable.  Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4           Eligibility and Limits.  Stock Incentives may be granted only to officers, employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary.  In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Nonqualified Stock Option(s).   During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed ~~[25,000],~~25,000, subject to adjustment in accordance with Section 5.2.  If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option.  If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

SECTION 3  TERMS OF STOCK INCENTIVES

3.1           General Terms and Conditions.

(a)            The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan.  If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b)            Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate.  Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement  that is inconsistent with the Plan shall be null and void.

(c)            The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d)            The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the ~~highest~~ price ~~paid for a~~per share of Stock ~~in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months~~received or to be received by other stockholders of the Company in the Change of Control transaction, as determined by the Committee, or, if the Committee in its sole discretion deems it to be appropriate, the Fair Market Value of a share of Stock as of the date of the Change of Control; provided, however, that, in the case of Incentive Stock Options, then unless the Committee determines otherwise, the price will be based only on the Fair Market Value of the Stock on the date on which the Incentive Stock Options are cashed out (the “Change in Control Price”).  For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

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(e)            ~~Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive.  Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.(f)~~           Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

3.2            Terms and Conditions of Options.  Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement.  At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option.  At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option.  An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s stockholders.  All Options shall provide that the primary federal regulator of the Company or the Bank may require a Participant to exercise an Option in whole or in part if the capital of the Company or the Bank falls below minimum requirements and shall further provide that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

(a)            Option Price.   Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement.  With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted.  With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.  With respect to each grant of a Nonqualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

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(b)            Option Term.  The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c)            Payment.  Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash or, if the Stock Incentive Agreement provides, in a cashless exercise through a broker.   In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion.  Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.

(d)            Conditions to the Exercise of an Option.  Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.  Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opens for business shall contain provisions which allow the Option to become vested and exercisable at a rate faster than in equal one-third increments commencing with the first anniversary of the Option’s grant date.

(e)            Termination of Incentive Stock Option Status.  With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period.  For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)            Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) (with respect to Incentive Stock Options) or Section 1.409A-1(b)(v)(D) of the Treasury Regulations (with respect to Nonqualified Stock Options) is applicable, may provide for an exercise price computed in accordance with such Code ~~Section and the regulations thereunder~~and Treasury Regulation provisions and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

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3.3            Treatment of Awards Upon Termination of Service.  Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.  The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4  RESTRICTIONS ON STOCK

4.1            Escrow of Shares.  Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”).  Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement.  During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held.  Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2            Restrictions on Transfer.  The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement.  Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void.  The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

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SECTION 5  GENERAL PROVISIONS

5.1            Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government.  Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares.  A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a “Withholding Election”).  A Participant may make a Withholding Election only if both of the following conditions are met:

(a)            The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b)            Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2            Changes in Capitalization; Merger; Liquidation.

(a)            The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.  Any such adjustments shall be made in accordance with Section 1.424-1 of the Treasury Regulations (with respect to Incentive Stock Options) or Section 1.409A-1(b)(v) of the Treasury Regulations (with respect to Nonqualified Stock Options).

(b)            In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award.  The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan.  Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive. Any such adjustments shall be made in accordance with Section 1.424-1 of the Treasury Regulations (with respect to Incentive Stock Options) or Section 1.409A-1(b)(v) of the Treasury Regulations (with respect to Nonqualified Stock Options).

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(c)            The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3            Cash Awards.  The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4            Compliance with Code.  All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all Nonqualified Stock Options to be granted hereunder are intended to comply with Code Section 409A or an exemption thereto. All provisions of the Plan and all ~~Incentive Stock~~ Options granted hereunder shall be construed in such a manner as to effectuate that intent.

5.5            Right to Terminate Service.  Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an employee, director, organizer or officer of the Company or affect the right of the Company to terminate the Participant’s services at any time.

5.6            Restrictions on Delivery and Sale of Shares; Legends.  Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected.  If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws.  The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

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5.7            Non-Alienation of Benefits.  Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void.  No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8            Termination and Amendment of the Plan.  The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws.  No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

5.9            Stockholder Approval.  The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

5.10          Choice of Law.  The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

5.11          Effective Date of the Plan.  The Plan was approved by the Board of Directors as of ~~February 25, 2003~~_____________, 2008 and will be effective as of that date.

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~~NBOG BANCORPORATION, INC.~~
FIRST CENTURY BANCORP.

By:

Title:
ATTEST:

Secretary

[SEAL]

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FIRST CENTURY BANCORP. PROXY

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 17, 2008

The undersigned hereby appoints William R. Blanton and Sondra Perkins as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated below, all of the common stock of First Century Bancorp., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at our offices located at 807 Dorsey Street, Gainesville, Georgia, on July 17, 2008, at 11:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH PROPOSAL.

PROPOSAL 1:	To amend Article V. A. of our articles of incorporation to remove staggered terms for the Board of Directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2:
To amend Article V. B of our articles of incorporation to allow removal of directors, with or without cause,  upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3:
To amend Article X. A. of our articles of incorporation to allow the following actions upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:  (i) approval of any merger or consolidation of the Company or any of its subsidiaries; (ii) approval of any sale, lease, transfer or disposition of all or substantially all of our assets or any of our subsidiaries; or (iii) approval of any plan or proposal for the liquidation or dissolution of the Company:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4:
To amend Article XI of our articles of incorporation to allow the bylaws to be altered, amended or repealed by a majority vote of the directors, or upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5:
To amend article XII of our articles of incorporation to allow the articles of incorporation to be altered, amended or repealed upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 6:	To amend Article Three, Section 3.2 of our bylaws to remove staggered terms for the Board of Directors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 7:
To amend Article Three, Section 3.5 of our bylaws to allow removal of directors, with or without cause, upon the affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 8:
To amend our 2003 Stock Incentive Plan to increase the number of shares of our common stock authorized to be reserved for issuance under the plan to 750,000 shares and to reflect changes in the Internal Revenue Code and the regulations thereunder, since the creation of the 2003 Stock Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 9:
To elect William A. Bagwell, Jr., William R. Blanton, Larry W. Dunagan, William M. Evans, Jr., Gilbert T. Jones, Sr., J. Allen Nivens, Jr., Dr. Wendell A. Turner and R. K. Whitehead III to serve on our Board of Directors for a one-year term expiring at the 2009 annual meeting.

☐ FOR all nominees	☐ WITHHOLD all nominees
(except as indicated below)

INSTRUCTION:	To withhold authority for any individual nominees, mark “FOR” above, and write the nominees’ names in this space.

If Proposals One and Six, which would remove the staggered terms for members of the Board of Directors, are not approved, the shareholders will vote to elect William R. Blanton, William A. Bagwell, Jr. and J. Allen Nivens, Jr. to serve as a Class II Directors of First Century Bancorp. for a three-year term expiring at the 2011 annual meeting of shareholders:

☐ FOR all nominees	☐ WITHHOLD all nominees
(except as indicated below)

INSTRUCTION:	To withhold authority for any individual nominees, mark “FOR” above, and write the nominees’ names in this space.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

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If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Shareholder	Date

Signature of Shareholder	Date

Print Name(s) of Shareholder(s)

PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE NECESSARY.

I WILL ____ WILL NOT _____ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

PLEASE RETURN PROXY AS SOON AS POSSIBLE

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